                                                                    Exhibit 23.6

CONSENT OF INDEPENDENT AUDITORS
-------------------------------

We hereby consent to the inclusion in this Registration Statement on Form S-3 and each Prospectus constituting part of this Registration Statement of our report dated February 16, 1996 on the financial statements of TELEFENUA SA, included in each Prospectus.

We also consent to the reference to our firm under the caption (Experts) in each Prospectus included in the Registration Statement.

                                     Papeete, November 12, 1997

                                   Coopers & Lybrand Tahiti

                                     /s/ Jean-Pierre Gosse
                                     -------------------------------
                                     Jean-Pierre GOSSE